Exhibit 99.1

                            (Ennis Logo)

                           Press Release

    2441 Presidential Parkway (bullet) Midlothian, Texas 76065
  (bullet) Phone 972.775.9801 (bullet) Fax 800.579.4271 (bullet)
                           www.ennis.com


FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                     Chairman President & CEO
                                     (800) 752-5386
Midlothian, Texas, April 28, 2005



  ENNIS, INC. REPORTS ADDITIONAL INFORMATION ON YEAR-END RESULTS


     Midlothian, Texas -- Ennis, Inc. (NYSE: EBF) today is supplementing the information contained in yesterday's report on year-end results with the following information and inclusion of the year-end summary financial statements.

     To clarify the information regarding the costs incurred for compliance with the Sarbanes-Oxley Act of 2002, the $1,500,000 (pre-tax) occurred over the last three quarters of the fiscal year in relatively equal amounts, and was not entirely absorbed into the fourth quarter.

     To assist investors in their understanding of the results of the Alstyle Apparel operation, it is important to know that not only was the fourth quarter the low point in their annual operating cycle, but also that Alstyle Apparel's operating margins were lower than normal as a result of higher costs of goods sold than otherwise would have been expected. Alstyle Apparel was required to account for its finished goods inventory at acquisition date at the expected selling price less costs to dispose and a reasonable selling profit as required by Financial Accounting Standard No. 141. The adjustment totaled $1,225,000 and proportionally effected cost of sales as finished goods inventories were sold during the fourth quarter. The increase in cost of sales for the quarter on a pre-tax basis was $1,063,000 or $.03 per fully diluted share after income taxes.

     Further, to the statement in the April 27 press release related to the Company's position that the Alstyle Apparel transaction would be accretive to earnings in the first full years' financials, the Company continues to believe that the information provided to shareholders in the June 25, 2004 announcement of the Alstyle Apparel merger are accurate. Additionally, the Company believes the process of integration of Alstyle Apparel is not only moving forward at a satisfactory rate, but is ahead of schedule, and that the financial benefits of integration are significant.

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

     Ennis, Inc. (www.ennis.com) (formerly Ennis Business Forms, Inc.) is primarily engaged in the production of and sale of business forms, apparel and other business products. The Company is one of the largest private-label printed business product suppliers in the United States. Headquartered in Midlothian, Texas, the Company has 41 production and distribution facilities located throughout 16 states, Mexico and Canada, strategically located to serve the Company's national network of distributors. The Company, together with its subsidiaries, operates in four business segments: the Forms Solutions Group, Promotional Solutions Group, Financial Solutions Group and Apparel Solutions Group. The Forms Solutions Group is primarily engaged in the business of manufacturing and selling business forms and other printed business products. The Promotional Solutions Group is primarily engaged in the business of design, production and distribution of printed and electronic media, presentation products, flexographic printing, advertising specialties and Post-it (registered trademark) Notes. The Financial Solutions Group designs, manufactures and markets printed forms and specializes in internal bank forms, secure and negotiable documents and custom products. The Apparel Solutions Group manufactures T-Shirts and distributes T-Shirts and other activewear apparel through six distribution centers located throughout North America.

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                   ENNIS, INC. AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
         (Dollars in Thousands Except Per Share Amounts)
                           (Unaudited)
  -------------------------------------------------------------

Three Months Ended February                    2005        2004
                                            ----------  ----------

NET SALES                                   $ 134,493   $  63,085
                                            ----------  ----------

COSTS AND EXPENSES:
  Cost of sales                               103,022      46,168
  Selling, general and administrative          18,053       9,051
    expenses
                                            ----------  ----------
                                              121,075      55,219
                                            ----------  ----------

EARNINGS FROM OPERATIONS                       13,418       7,866

OTHER INCOME (EXPENSE):
  Investment income                                22          (4)
  Interest expense                             (2,166)       (168)
  Other expense, net                              270         (10)
                                            ----------  ----------
                                               (1,874)       (182)
                                            ----------  ----------

EARNINGS BEFORE INCOME TAXES                   11,544       7,684
PROVISIONS FOR INCOME TAXES                     4,641       2,809
                                            ----------  ----------

NET EARNINGS                                $   6,903   $   4,875
                                            ==========  ==========

PER SHARE AMOUNTS:
  Basic net earnings                        $    0.27   $    0.30
                                            ==========  ==========
  Diluted net earnings                      $    0.27   $    0.29
                                            ==========  ==========
  Dividends                                 $   0.155   $   0.155
                                            ==========  ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC         25,413,682  16,385,335
                                            ==========  ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED       25,743,051  16,675,256
                                            ==========  ==========

Twelve Months Ended February                   2005        2004
                                            ----------  ----------

NET SALES                                   $ 365,353   $ 259,360
                                            ----------  ----------

COSTS AND EXPENSES:
  Cost of sales                               274,596     190,812
  Selling, general and administrative
    expenses                                   51,159      38,521
                                            ----------  ----------
                                              325,755     229,333
                                            ----------  ----------

EARNINGS FROM OPERATIONS                       39,598      30,027

OTHER INCOME (EXPENSE):
  Investment income                               246          29
  Interest expense                             (2,755)       (830)
  Other expense, net                              376        (336)
                                            ----------  ----------
                                               (2,133)     (1,137)
                                            ----------  ----------

EARNINGS BEFORE INCOME TAXES                   37,465      28,890
PROVISIONS FOR INCOME TAXES                    14,506      10,939
                                            ----------  ----------

NET EARNINGS                                $  22,959   $  17,951
                                            ==========  ==========

PER SHARE AMOUNTS:
  Basic net earnings                        $    1.21   $    1.10
                                            ==========  ==========
  Diluted net earnings                      $    1.19   $    1.08
                                            ==========  ==========
  Dividends                                 $   0.620   $   0.620
                                            ==========  ==========

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC         18,935,533  16,358,107

                                            ==========  ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED       19,259,550  16,601,838
                                            ==========  ==========
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                   ENNIS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED BALANCE SHEETS
                      (Dollars in Thousands)
                           (Unaudited)
   -----------------------------------------------------------

                                               February   February
                              Assets             2005       2004
                                               --------   --------
CURRENT ASSETS:
   Cash and cash equivalents                   $ 10,694   $ 15,067
   Accounts receivable, net                      46,685     29,800
   Inventories                                   79,900     13,721
   Other current assets                          11,894      5,017
                                               --------   --------
       Total current assets                     149,173     63,605
                                               --------   --------

PROPERTY, PLANT AND EQUIPMENT, NET               72,019     46,480

GOODWILL, NET                                   178,472     34,420

OTHER ASSETS                                     97,582      9,538
                                               --------   --------
                                               $497,246   $154,043
                                               ========   ========

               Liabilities and Shareholders' Equity

CURRENT LIABILITIES:
   Current installments of long-term debt      $ 21,702   $  6,335
   Accounts payable                              33,887      5,804
   Accrued expenses                              25,794     13,261
                                               --------   --------
       Total current liabilities                 81,383     25,400
                                               --------   --------

LONG-TERM DEBT,
   LESS CURRENT INSTALLMENTS                    112,342      7,800

DEFERRED CREDITS, PRINCIPALLY
   FEDERAL INCOME TAXES                          31,790     10,261

SHAREHOLDERS' EQUITY:
   Preferred stock, at par value                     --         --
   Common stock, at par value                    75,134     53,125
   Additional capital                           123,640        126
   Retained earnings                            156,666    145,653
   Accumulated other comprehensive income             6       (114)
                                               --------   --------
                                                355,446    198,790
   Treasury stock                                83,715     88,208
                                               --------   --------
        Total shareholders' equity              271,731    110,582
                                               --------   --------
                                               $497,246   $154,043
                                               ========   ========

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



                   ENNIS, INC. AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (Dollars in Thousands)
                            (Unaudited)
    -----------------------------------------------------------

                                              Twelve Months Ended
                                                   February
                                               2005          2004
                                           -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                            $    22,959    $   17,951
   Adjustments to reconcile net earnings
      to net cash provided by operating
      activities:
       Depreciation and amortization            11,076         9,348
       Gain on sale of property, plant
         and equipment                            (316)          (65)
       Bad debt expense                            814           890
       Changes in operating assets and
         liabilities                           (14,487)       (1,875)
                                           -----------    ----------

            Net cash provided by
              operating activities              20,046        26,249
                                           -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                         (6,143)       (4,543)
   Purchase of operating assets, net of
     cash acquired                            (115,429)           --
   Proceeds from disposal of property              481           176
   Other                                            --          (179)
                                           -----------    ----------

            Net cash used in investing
              activities                      (121,091)       (4,546)
                                           -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Debt issued to finance acquisitions         114,200            --
   Repayment of debt issued to finance
     acquisition                                (6,375)      (11,038)
   Issue (purchase) of treasury shares,
     net                                           420           688
   Dividends                                   (11,573)      (10,146)

            Net cash provided by (used in)
              financing activities             (96,672)      (20,496)
                                           -----------    ----------

NET CHANGE IN CASH AND EQUIVALENTS              (4,373)        1,207

CASH AND EQUIVALENTS AT BEGINNING OF
  PERIOD                                        15,067        13,860
                                           -----------    ----------

CASH AND EQUIVALENTS AT END OF PERIOD      $    10,694    $   15,067
                                           ===========    ==========

Forward-looking Statements
Statements made in this release concerning the Company's or management's intentions, expectations, or predictions about future results or events are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management's current expectations or beliefs, and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond the Company's control; developments in the demand for the Company's products and services; relationships with the Company's major customers and suppliers; unanticipated delays, costs and expenses inherent in the development and marketing of new products and services; risks and uncertainties associated with the successful integration of the acquisitions of Alstyle Apparel, Crabar/GBF, Inc. and Royal Business Forms, Inc.; the impact of governmental laws and regulations; and competitive factors. The Company's cash dividends are declared by the board of directors on a current basis, and therefore may be subject to change. Because of such uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of April 28, 2005.
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